CITIZENS BANCSHARES, INC.

                             841 West Main Street
                         Ville Platte, Louisiana 70586

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

      The annual meeting of shareholders of Citizens Bancshares, Inc. will be held at the main office of the Corporation, 841 West Main Street, Ville Platte, Louisiana at 2:30 P.M., Thursday, April 11, 1996 for the purpose of:

      1.    To fix the number of directors at nine (9)

      2.    ELECTION OF DIRECTORS:  Elect nine (9) directors, and

      3. Authorize the Board of Directors to engage CPA Firm for outside audit based on qualified bids.


      4. Transact any other business as may properly come before the meeting.

      Only shareholders of record on the books of this Corporation at the close of business on February 1, 1996 will be entitled to vote at the meeting.

      All shareholders are cordially invited to attend the meeting in person. However, if you are unable to attend and wish to have your stock voted, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Your proxy may be revoked by appropriate notice to the Secretary of the Company at any time prior to the voting thereof.
                  BY ORDER OF THE BOARD OF DIRECTORS



                  CARL W. FONTENOT, PRESIDENT




Ville Platte, Louisiana
March 11, 1996
                           CITIZENS BANCSHARES, INC.

                             841 West Main Street
                              Post Office Box 598
                         Ville Platte, Louisiana 70586

                                PROXY STATEMENT

                                    GENERAL

      The accompanying proxy is solicited on behalf of the Board of Directors of Citizens Bancshares, Inc. (the "Corporation") for use at the annual meeting of shareholders of the Corporation to be held April 11, 1996
(the "Annual Meeting") at the time and place and for the purposes set forth in the accompanying Notice of Meeting. The date of this Proxy Statement is March 11, 1996.
      The shares represented by any proxy in the enclosed form, if it is properly executed and received at or prior to the Annual Meeting, will be voted in accordance with the specifications made thereon. Proxies received on which no specification is made will be voted in favor of all matters submitted to the shareholders at the annual meeting as disclosed in the Notice of Annual Meeting of Shareholders. Proxies are revocable by written notice to the Treasurer of the Corporation at any time prior to their exercise and will be deemed revoked by attendance and voting at the Annual Meeting.
      All expenses of preparing, printing, and mailing the proxy and all materials used in solicitation will be borne by the Corporation. Proxies may also be solicited in person or by telephone or telegraph by directors, officers, and other employees of the Corporation, none of whom will receive additional compensation for such services. The Corporation will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and pay the reasonable expenses of such persons for forwarding the material.

     Only shareholders of record at the close of business on February 1, 1996 are entitled to notice of and to vote at the Annual Meeting. On that date, there were 448 shareholders of record owning a total of 115,000 shares of common stock, each of which is entitled to one vote.

      A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, and adjournment thereof. A majority of the votes cast shall decide every matter submitted to the shareholders at its meeting.


                  MANAGEMENT OF THE CORPORATION AND THE BANK
                           AND ELECTION OF DIRECTORS

Nominations for Directors

      Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Corporation, shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of stockholders called for the election of directors. Such notification shall contain the following information: (a) the name and address of each proposed nominee: (b) the principal occupation of each proposed nominee:
(c) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee: (d) the name and residence address of the notifying shareholder: and (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the meeting and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

Election of Directors

      The Articles of Incorporation of the Corporation provide that the number of directors will be not less than five and not more than thirty. Resolutions will be offered at the Annual Meeting to fix the number of directors to be elected at nine and to elect the nominees listed below.
It is the intention of the persons named in the accompanying Proxy to vote in favor of those resolutions. Each director elected at the Annual Meeting will hold office until the next annual meeting of shareholders of the Corporation and until his successor is elected and qualified.

      All of the nine nominees named below are incumbent directors of the Corporation. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors of the Corporation. Management has, however, no reason to believe that any nominee will be unavailable.

      The information set forth below as to age, principal occupation or employment, the amount and nature of beneficial ownership of common stock of the Corporation has been furnished by each nominee for election. Unless otherwise indicated, (1) all nominees have been with the same organization in essentially the same position as listed below for the past five years, and (2) the nominees own, with sole voting and investment power, the shares listed.

NOMINEES

NAME, AGE &             YEAR, POSITION &        SHARES OF         PERCENT
PRINCIPAL               OFFICES HELD WITH       STOCK OWNED          OF
OCCUPATION              CORP.     BANK (1)      BENEFICIALLY      CLASS

Curley Courville (76)   Director  Director         2,978            2.59%
Retired Investor        (1983)    (1975)

Carl W. Fontenot (52)   Director  Director         8,977 (a)        7.81%
President & CEO         (1983)    (1975)
of Corporation and
Bank

Eugene S. Fontenot (56) Director  Director         8,196 (b)        7.13%
Owner & President of    & Sec.    & Sec.
Euco Finance Co., Inc.  (1983)    (1975)

J. Jake Fontenot (2) (54)
Attorney at Law         Attorney  Attorney         1,232            1.07%
                      & Director  & Director
                        (1983)    (1977)

Otis Fontenot (76)      Director  Director         6,429             5.59%
Planter                 (1983)    (1975)

Jules Hebert (63)       Director  Director         2,444             2.13%
President of            (1983)    (1980)
Farmers Gas Co., Inc.

Fredrick Phillips (68)  Director  Director         1,834             1.59%
General Contractor      (1983)    (1975)

J.B. Veillon (81)       Director  Director &       2,620             2.28%
Retired Retail Grocer   (1983)    Vice-Pres.
                                  (1975)

Roderick Young (63)     Director  Director         3,314             2.88%
R&R Auto Parts          (1983)    (1977)

EXECUTIVE OFFICERS

Wayne Vidrine      (38) Treasurer  Executive          79              .07%
Officer of Corporation  (1983)     Vice-President &
and Bank                           Cashier (1988)  Officer
                                   of Bank since 1980.

Stephen Mayeux (3)  (39) N/A       Senior Vice-Pres.    0               0%
                                   & Compliance
                                   Officer (1994).

All Directors and Officers          Total Shares &
as a Group (11) persons           Percentage Owned  38,103          33.13%
=======================

1) Indicates years with which each Director was first elected to the Board of Directors. Each such Director has severed continuously since that year.

2) On January 1, 1987 Mr. Fontenot became associated with, and began to practice as Fontenot & Deshotels, Attorneys at Law. On March 30, 1990, Jake Fontenot became disassociated with Fontenot and Deshotels, Attorneys at Law, and on April 1, 1990 began doing business as Jake Fontenot, Ltd.

3) In February of 1994, Mr. Mayeux was hired as Senior Vice President/Compliance Officer of Citizens Bank. Prior to his employment with Citizens Bank, from September 1993 to February 1994, he was employed as a Stock Broker/Financial Advisor, and from August 1983 to September 1993, he was employed by American Security Bank as
      Vice President.
- ----------------------
(a) Includes 555 shares to which Mr. Fontenot shares voting and investment power.
(b) Includes 7,805 shares to which Mr. Fontenot shares voting and investment power.

      The Board of Directors of Citizens Bank met 14 times during 1995 and the Board of Directors of Citizens Bancshares, Inc. met 3 times during 1995. No director attended fewer than 75% of the aggregate of (1) total number of meetings of the Board of Directors held during the period when he served as a director, and (2) the total number of meetings of all committees of the Board of Directors of Citizens Bank held during the period when he served as a member of such committees.

      The Board of Directors of the Bank has an Executive Committee, an Audit Committee, Loan Committee, and Compliance Committee; the Board has no nomination or compensation committee. The Executive Committee met 2 times during 1995 to consider policy questions, review all operations and concerning salaries and bonuses. The Audit Committee met 1 time during 1995. The Loan Committee for the Bank met 32 times during 1995 to approve and review delinquent loans.
      The nominating committee's function is performed by the Board of Directors. Shareholders wanting to make nominations should contact members of the Board of Directors prior to the mailing out of proxy information each year or by following the procedures under Rights of Dissenting Shareholders of this Proxy Statement.

      The compensation committee's function of reviewing salaries, bonuses, and directors' per diem payments are performed by the Executive Committee.

                            PRINCIPAL SHAREHOLDERS

      The following table sets forth certain information regarding the only persons who, on February 1, 1996, were known by the Corporation to own beneficially more than 5% of the outstanding capital stock of the Corporation. Unless otherwise indicated, the shares are held with sole voting and investment power.

                              AMOUNT AND NATURE       PERCENT
NAME AND ADDRESS OF            OF BENEFICIAL             OF
BENEFICIAL OWNER                 OWNERSHIP             CLASS

Carl W. Fontenot                     8,977 (1)         7.81%
Route 5, Box 205
Ville Platte, La. 70586

Eugene S. Fontenot                   8,196 (2)         7.13%
1902 Chicot Park Road
Ville Platte, La. 70586

Percy J. Fontenot                   19,933 (3)        17.33%
Route 2, Box 144
Ville Platte, La. 70586

LaFourche Resources, Inc.           11,478             9.98%
Route 2, Box 144
Ville Platte, La. 70586

Otis Fontenot                        6,429             5.59%
Route 2, Box 82
Ville Platte, La. 70586
- -----------------------
(1) Includes 8,422 shares of which Mr. Fontenot has direct ownership, and 555 shares owned by a corporation of which Mr. Fontenot is a principal shareholder.

(2) Includes 391 shares of which Mr. Fontenot has direct ownership, and 7,805 shares owned by Euco Finance Co., Inc., of which he is the sole shareholder.

(3) Includes 1,474 shares of which Mr. Percy Fontenot has direct ownership, and 18,459 shares owned by corporations of which he is the principal shareholder. Included in this 18,459 is 11,478 shares owned by LaFourche Resources, Inc., 4,000 shares owned by Percy J. Fontenot, Inc., and 2,981 shares owned by Evangeline Resources, Inc.

                            EXECUTIVE COMPENSATION

      The following table sets forth the total annual compensation paid or accrued by the Company and Bank to or for the account of the Chief Executive Officer. No other executive officer earned $100,000 or more in any of three years covered by the table.

                              ANNUAL COMPENSATION

NAME AND
PRINCIPAL                                                         ALL OTHER
 POSITION                        YEARS    SALARY      BONUS      COMPENSATION
Carl W. Fontenot, Pres.          1995     $75,002     $10,200     $18,471
& CEO of Citizens Bancshares,    1994     $64,680     $10,200     $18,369
Inc. & Citizens Bank             1993     $71,280*    $10,200     $14,500

All other compensation represents amounts accrued in each year in connection with a deferred compensation contract with Mr. Fontenot of $7,671 in 1995, $7,169 in 1994, $6,700 in 1993, and directors fees paid to Mr. Fontenot of $10,800 in 1995, $11,200 in 1994, and $7,800 in 1993.

The Bank does not provide personal benefits of a value in excess of the lesser of $25,000 or 10% of the reported compensation. It is the Bank's policy to provide certain personal benefits to executive officers and directors, provided there is a beneficial effect on the business of the Bank.
Such benefits include an automobile provided for the President used in the everyday banking business of the Bank, such as customer solicitation, courier service between the main office and the branch, and attendance of business meetings.
The Bank has no pension or retirement plan, annuity, employment contract, incentive and compensation plan or stock plan except deferred compensation plan of life insurance policies on two executive officers, net premiums of which are less than 10% of the cash compensation.

*Total included bonus of $10,200 for 1993 reporting.

                            DIRECTORS COMPENSATION

      In 1995, Directors were paid $350.00 for attendance at each meeting of the full Board of Directors. In addition, Directors serving on committees were paid $100.00 for attendance of each meeting of the committees. In 1995, the law firm of Director Jake Fontenot was paid $23,946.33 in fees for legal services rendered to the Bank.

                LOANS TO BANK DIRECTORS AND EXECUTIVE OFFICERS

     The Bank has had, and expects to have in the future, banking transactions in an ordinary course of business with directors, officers, and principal shareholders and their associates, on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

     The largest aggregate amount of indebtedness of the directors, executive officers, principal shareholders and all their associates during 1995 was $959,499 on December 31, 1995, representing 11.44% of the Bank's equity capital accounts. The balance of such aggregate indebtedness at December 31, 1995 was $959,499 representing 11.44% of the Bank's equity capital accounts. These loans were made in the ordinary course of business, substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Board of Directors of the Bank, did not involve more than the normal risk of collectibility or present other unfavorable features.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The Company's principal accountant is Basil M. Lee and Company. This firm has been the Company's independent auditors for the past thirteen (13) years. It is not expected that a representative of Basil M. Lee and Company will be present at the meeting.

      The Bank retains the firm of D. J. Marcantel, Certified Public Accountant, to perform non-audit services such as providing consultation and advisory services with respect to accounting and tax matters arising from time to time from the Bank's normal operation.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Corporation had not been informed of any matters to be presented, by or on behalf of the Corporation or its management, for action at the Annual Meeting other than those listed in the Notice of Meeting and referred to herein. If any other matters come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed Proxy will vote on such matters according to their best judgment.

     ANY SHAREHOLDER MAY, BY WRITTEN REQUEST, OBTAIN WITHOUT CHARGE A COPY OF THE CONSOLIDATED REPORT OF THE CORPORATION AND THE BANK ON FORM 10-KSB FOR THE YEAR ENDING DECEMBER 31, 1995. REQUESTS SHOULD BE ADDRESSED TO CARL W. FONTENOT, CITIZENS BANK, 841 WEST MAIN STREET, VILLE PLATTE, LOUISIANA 70586.

      Shareholders are urged to sign the enclosed Proxy, which is solicited on behalf of the Board of Directors of the Bank, and return it at once in the enclosed envelope.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              CARL W. FONTENOT, PRESIDENT


Ville Platte, Louisiana

March 11, 1996

                           CITIZENS BANCSHARES, INC.
                            VILLE PLATTE, LOUISIANA


      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                        STOCKHOLDERS ON APRIL 11, 1996


The undersigned stockholder(s) of Citizens Bancshares, Inc. of Louisiana hereby appoint:

                                  as attorney and proxy for the undersigned
to attend the annual meeting of the stockholders of Citizens Bancshares, Inc. to be held on Thursday, April 11, 1996 at 2:30 P.M. at the Main Office of Citizens Bank at 841 West Main Street, Ville Platte, Louisiana 70586, and any and all adjournments thereof, with full power to him to appoint and to revoke the appointment of a substitute for himself, and at such meeting and at any and all adjournments thereof, to vote as many shares of capital stock of Citizens Bancshares, Inc. as the undersigned would be entitled to vote if personally present.

1.  To fix the number of directors at 9.

    (  ) FOR    ( )  AGAINST   ( ) ABSTAIN

2.  Election of directors.
    ( ) FOR - All Nominees     ( ) AGAINST - All Nominees

    ( ) FOR - All EXCEPT those marked through
    (strike a line through the names of any nominees you do NOT wish to vote for)

Curley Courville        J. Jake Fontenot        Fredrick Phillips
Carl W. Fontenot        Otis Fontenot           J.B. Veillon
Eugene S. Fontenot      Jules Hebert            Roderick Young

3. To authorize the Board of Directors to engage CPA Firm for outside audit based on qualified bids.

4. In their discretion, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

DATE:
                                              SIGNATURE OF SHAREHOLDER


                                                NAME - PLEASE PRINT

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy (same as name appears on envelope containing these proxy materials). When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name authorized persons.